EX-99.23d(66)

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This Amendment is made as of February 18, 2004, between JNL Series Trust, a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS, paragraph 6, entitled "Term of Agreement" has been revised; and

     WHEREAS,  in order to reflect a change in  sub-adviser,  for the  following
Funds: JNL/Curian Enhanced S&P 500 Stock Index Fund, JNL/Curian S&P 500 Index Fund, JNL/Curian S&P 400 MidCap Index Fund, and JNL/Curian Small Cap Index Fund, the names of certain Funds have been changed; and

     WHEREAS, the advisory fees for the Funds will be amended.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1.   Paragraph 6, entitled "Term of Agreement", shall read as follows:

     This Agreement will become effective as to a Series upon execution or, if later, the date that initial capital for such Series is first provided to it. If approved by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Trust, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year, PROVIDED such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval by the Board of Trustees.

2. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated February 18, 2004, attached hereto.

3. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated February 18, 2004, attached hereto.

4.   This Amendment may be executed in two or more  counterparts  which together shall constitute one document.
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JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By: /s/ Robert A. Fritts                                By: /s/ Mark D. Nerud
    -------------------------------                         -------------------------------
Name:    Robert A. Fritts                               Name:    Mark D. Nerud
Title:   President and Chief Executive Officer          Title:   Chief Financial Officer

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                                   SCHEDULE A
                             DATED FEBRUARY 18, 2004

JNL/AIM Large Cap Growth Fund
JNL/AIM Premier Equity II Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Alliance Capital Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/JPMorgan International Value Fund
JNL/Janus Aggressive Growth Fund
JNL/Janus Balanced Fund
JNL/Janus Capital Growth Fund
JNL/Janus Global Equities Fund
JNL/Janus Growth & Income Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Balanced Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Money Market Fund
JNL/PPM America Value Fund
JNL/Putnam Equity Fund
JNL/Putnam International Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/S&P Conservative Growth Fund I
JNL/S&P Moderate Growth Fund I
JNL/S&P Aggressive Growth Fund I
JNL/S&P Very Aggressive Growth Fund I
JNL/S&P Equity Growth Fund I
JNL/S&P Equity Aggressive Growth Fund I
JNL/S&P Conservative Growth Fund II
JNL/S&P Moderate Growth Fund II
JNL/S&P Aggressive Growth Fund II
JNL/S&P Very Aggressive Growth Fund II
JNL/S&P Equity Growth Fund II
JNL/S&P Equity Aggressive Growth Fund II
JNL/S&P Aggressive Growth Fund
JNL/S&P Conservative Growth Fund
JNL/S&P Moderate Growth Fund
JNL/S&P Core Index 100 Fund
JNL/S&P Core Index 75 Fund
JNL/S&P Core Index 50 Fund
JNL/Salomon Brothers Balanced Fund
JNL/Salomon Brothers Global Bond Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund




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                                   SCHEDULE B
                             DATED FEBRUARY 18, 2004


                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                   ASSETS                                         OF EACH FUND)

JNL/AIM Large Cap Growth Fund                          $0 to $300 million                                      .80%
                                                       Over $300 million                                       .75%

JNL/AIM Premier Equity II Fund                         $0 to $300 million                                      .75%
                                                       Over $300 million                                       .70%

JNL/AIM Small Cap Growth Fund                          $0 to $300 million                                      .85%
                                                       Over $300 million                                       .80%

JNL/Alger Growth Fund                                  $0 to $300 million                                     .775%
                                                       $300 million to $500 million                            .75%
                                                       Over $500 million                                       .70%

JNL/Alliance Capital Growth Fund                       $0 to $250 million                                     .575%
                                                       Over $250 million                                       .50%

JNL/Eagle Core Equity Fund                             $0 to $50 million                                       .70%
                                                       $50 million to $300 million                             .65%
                                                       Over $300 million                                       .55%

JNL/Eagle SmallCap Equity Fund                         $0 to $150 million                                      .75%
                                                       $150 million to $500 million                            .70%
                                                       Over $500 million                                       .65%

JNL/JPMorgan International Value Fund                  $0 to $50 million                                      .775%
                                                       $50 million to $200 million                             .75%
                                                       $200 million to $350 million                            .70%
                                                       Over $350 million                                       .65%

JNL/Janus Aggressive Growth Fund                       $0 to $150 million                                      .75%
                                                       $150 million to $250 million                            .70%
                                                       $250 million to $750 million                            .65%
                                                       $750 million to $1.5 billion                            .60%
                                                       Over $1.5 billion                                       .55%

JNL/Janus Balanced Fund                                $0 to $250 million                                      .75%
                                                       $250 million to $750 million                            .70%
                                                       $750 million to $1.5 billion                            .65%
                                                       Over $1.5 billion                                       .60%

JNL/Janus Capital Growth Fund                          $0 to $150 million                                      .75%
                                                       $150 million to $250 million                            .70%
                                                       $250 million to $750 million                            .65%
                                                       $750 million to $1.5 billion                            .60%
                                                       Over $1.5 billion                                       .55%

JNL/Janus Global Equities Fund                         $0 to $150 million                                      .80%
                                                       $150 million to $300 million                            .75%
                                                       Over $300 million                                       .70%

JNL/Janus Growth & Income Fund                         $0 to $250 million                                      .75%
                                                       $250 million to $750 million                            .70%
                                                       $750 million to $1.5 billion                            .65%
                                                       Over $1.5 billion                                       .60%

JNL/Lazard Mid Cap Value Fund                          $0 to $150 million                                     .775%
                                                       $150 million to $300 million                           .725%
                                                       Over $300 million                                       .70%

JNL/Lazard Small Cap Value Fund                        $0 to $50 million                                       .85%
                                                       $50 million to $150 million                             .80%
                                                       $150 million to $300 million                           .775%
                                                       Over $300 million                                      .725%

JNL/Mellon Capital Management Enhanced S&P 500 Stock   $0 to $50 million                                       .50%
Index Fund                                             Over $50 million                                        .45%

JNL/Mellon Capital Management S&P 500 Index Fund       $0 to $500 million                                      .29%
                                                       Over $500 million                                       .24%

JNL/Mellon Capital Management S&P 400 MidCap Index     $0 to $500 million                                      .29%
Fund                                                   Over $500 million                                       .24%

JNL/Mellon Capital Management Small Cap Index Fund     $0 to $500 million                                      .29%
                                                       Over $500 million                                       .24%

JNL/Mellon Capital Management International Index      $0 to $500 million                                      .30%
Fund                                                   Over $500 million                                       .25%

JNL/Mellon Capital Management Bond Index Fund          $0 to $500 million                                      .30%
                                                       Over $500 million                                       .25%

JNL/Oppenheimer Global Growth Fund                     $0 to $300 million                                      .70%
                                                       Over $300 million                                       .60%

JNL/Oppenheimer Growth Fund                            $0 to $300 million                                      .70%
                                                       Over $300 million                                       .60%

JNL/PIMCO Total Return Bond Fund                       All assets                                              .50%

JNL/PPM America Balanced Fund                          $0 to $50 million                                       .55%
                                                       $50 million to $150 million                             .50%
                                                       $150 million to $300 million                           .475%
                                                       $300 million to $500 million                            .45%
                                                       Over $500 million                                      .425%

JNL/PPM America High Yield Bond Fund                   $0 to $50 million                                       .55%
                                                       $50 million to $150 million                             .50%
                                                       $150 million to $300 million                           .475%
                                                       $300 million to $500 million                            .45%
                                                       Over $500 million                                      .425%

JNL/PPM America Money Market Fund                      $0 to $500 million                                      .30%
                                                       Over $500 million                                       .25%

JNL/PPM America Value Fund                             $0 to $300 million                                      .55%
                                                       $300 million to $500 million                            .50%
                                                       Over $500 million                                       .45%

JNL/Putnam Equity Fund                                 $0 to $150 million                                      .70%
                                                       $150 million to $300 million                            .65%
                                                       Over $300 million                                       .60%

JNL/Putnam International Equity Fund                   $0 to $50 million                                       .90%
                                                       $50 million to $150 million                             .85%
                                                       $150 million to $300 million                            .80%
                                                       $300 million to $500 million                            .75%
                                                       Over $500 million                                       .70%

JNL/Putnam Midcap Growth Fund                          $0 to $300 million                                      .75%
                                                       Over $300 million                                       .70%

JNL/Putnam Value Equity Fund                           $0 to $150 million                                      .70%
                                                       $150 million to $300 million                            .65%
                                                       Over $300 million                                       .60%

JNL/S&P Conservative Growth Fund I                     $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Moderate Growth Fund I                         $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Aggressive Growth Fund I                       $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Very Aggressive Growth Fund I                  $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Equity Growth Fund I                           $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Equity Aggressive Growth Fund I                $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Conservative Growth Fund II                    $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Moderate Growth Fund II                        $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Aggressive Growth Fund II                      $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Very Aggressive Growth Fund II                 $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Equity Growth Fund II                          $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Equity Aggressive Growth Fund II               $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Conservative Growth Fund                       $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Moderate Growth Fund                           $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Aggressive Growth Fund                         $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Core Index 100 Fund                            $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Core Index 75 Fund                             $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Core Index 50 Fund                             $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/Salomon Brothers Balanced Fund                     $0 to $50 million                                       .60%
                                                       $50 million to $100 million                             .55%
                                                       Over $100 million                                       .50%

JNL/Salomon Brothers Global Bond Fund                  $0 to $150 million                                      .65%
                                                       $150 million to $500 million                            .60%
                                                       Over $500 million                                       .55%

JNL/Salomon Brothers High Yield Bond Fund              $0 to $50 million                                       .60%
                                                       $50 million to $100million                              .55%
                                                       Over $100 million                                       .50%

JNL/Salomon Brothers U.S. Government & Quality Bond    $0 to $150 million                                      .50%
Fund                                                   $150 million to $300 million                            .45%
                                                       $300 million to $500 million                            .40%
                                                       Over $500 million                                       .35%

JNL/T. Rowe Price Established Growth Fund              $0 to $150 million                                      .65%
                                                       Over $150 million                                       .60%

JNL/T. Rowe Price Mid-Cap Growth Fund                  $0 to $150 million                                      .75%
                                                       Over $150 million                                       .70%

JNL/T. Rowe Price Value Fund                           $0 to $300 million                                      .70%
                                                       Over $300 million                                       .65%


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